UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2021 (October 29, 2021)

Cuentas Inc.

(Exact name of registrant as specified in its charter)

Florida	001-39973	20-3537265
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer s Identification No.)

235 Lincoln Rd., Suite 210, Miami Beach, Florida 33139

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 611-3622

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	CUEN	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock	CUENW	The Nasdaq Stock Market LLC

Item 1.01	Entry into a Material Definitive Agreement.

On October 29, 2021, Cuentas Inc. (“Cuentas”) entered into an amended and restated Prepaid Card Program Management Agreement (the “Agreement”) with Sutton Bank, an Ohio chartered bank corporation (“Sutton Bank”).. The Agreement replaces in its entirety the Prepaid Card Program Management Agreement between Cuentas and Sutton Bank dated June 27, 2019. Sutton Bank operates a prepaid card service and is an approved issuer of prepaid cards on the Discover, Mastercard, and Visa Networks. Sutton Bank agrees to the prepaid card services listed in the Agreement and other documents governing Sutton Bank’s prepaid card program in connection with transactions processed on one or more credit card networks Pursuant to the Agreement, Cuentas and Sutton Bank will operate card programs in exchange for revenue share and expense sharing between them.

The Agreement further provides that Cuentas is responsible for and liable to Sutton Bank for fraud, unless such expenses and losses were proximately caused by the negligence or wilful misconduct of Sutton Bank.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference. In accordance with Item 601(b)(10) of Regulation S-K, certain private or confidential items have been redacted from the filed copy of the Agreement.

Item 9.01.	Financial Statements and Exhibits

10.1	Prepaid Card Program Management Agreement, dated October 29, 2021*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUENTAS INC.

Dated: November 4, 2021	By:	/s/ Jeff Johnson
Jeff Johnson
Chief Executive Officer

2